Discontinued Operations (Tables)	12 Months Ended
Jan. 31, 2013
Schedule of Financial Results of Discontinued Operations

The financial results of the two discontinued operations were as follows:

	Years Ended January 31,
(in thousands)	2013	2012	2011
Revenues	$15,018	$27,128	$31,901
(Loss) income before income taxes	(39,102)	2,083	5,659
Income tax benefit (expense)	15,339	(592)	(1,952)
Net (loss) income from discontinued operations	(23,763)	1,491	3,707